Financial Risk and Capital Management	12 Months Ended
Dec. 31, 2018
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Financial Risk and Capital Management
4	FINANCIAL RISK AND CAPITAL MANAGEMENT

4.1 Financial risk factors

The Group’s activities expose it to a variety of financial risks, including market risk, credit risk and liquidity risk.

(a) Market risk

Market risk is the possibility that changes in foreign exchange rates, interest rates and the prices of oil and gas products will adversely affect the value of assets, liabilities and expected future cash flows.

(i) Foreign exchange risk

The Group conducts its domestic business primarily in RMB, but maintains a portion of its assets in other currencies to pay for imported crude oil, imported equipment and other materials and to meet foreign currency financial liabilities. The Group is exposed to currency risks arising from fluctuations in various foreign currency exchange rates against the RMB. The RMB is not a freely convertible currency and is regulated by the PRC government. Limitations on foreign exchange transactions imposed by the PRC government could cause future exchange rates to vary significantly from current or historical exchange rates.

Additionally, the Group operates internationally and foreign exchange risk arises from future acquisitions and commercial transactions, recognized assets and liabilities and net investments in foreign operations. Certain entities in the Group might use currency derivatives to manage such foreign exchange risk.

(ii) Interest rate risk

The Group has no significant interest rate risk on interest-bearing assets. The Group’s exposure to interest rate risk arises from its borrowings. The Group’s borrowings at floating rates expose the Group to cash flow interest rate risk and its borrowings at fixed rates expose the Group to fair value interest rate risk. However, the exposure to interest rate risk is not material to the Group. A detailed analysis of the Group’s borrowings, together with their respective interest rates and maturity dates, is included in Note 29.

(iii) Price risk

The Group is engaged in a wide range of oil and gas products-related activities. Prices of oil and gas products are affected by a wide range of global and domestic factors which are beyond the control of the Group. The fluctuations in such prices may have favorable or unfavorable impacts on the Group.

The Group uses derivative financial instruments, including commodity futures, commodity swaps and commodity options, to hedge some price risks efficiently.

(b) Credit risk

Credit risk arises from cash and cash equivalents, time deposits with banks and credit exposure to customers with outstanding receivable balances.

A substantial portion of the Group’s cash at bank and time deposits are placed with the major state-owned banks and financial institutions in China and management believes that the credit risk is low.

The Group performs ongoing assessment of the credit quality of its customers and sets appropriate credit limits taking into account the financial position and past history of defaults of customers. The aging analysis of accounts receivable (net of impairment of accounts receivable) is presented in Note 23. The Group measures loss allowance for accounts receivable at an amount equal to lifetime ECLs. The ECLs were calculated based on historical actual credit loss experience. The rates were considered the differences between economic conditions during the period over which the historical data has been collected, current conditions and the Group’s view of economic conditions over the expected lives of the receivables. The Group performed the calculation of ECL rates by the operating segment and geography.

The following table provides information about the exposure to credit risk and ECLs for accounts receivable as at December 31, 2018.

	Gross carrying amount	Impairment provision on individual basis	Impairment provision on provision matrix basis		Loss allowance
			Weighted - average loss rate	Impairment provision
	RMB	RMB	%	RMB	RMB
Current (not past due)	55,957	50	0.1%	80	130
Within 1 year past due	2,067	80	0.5%	9	89
1 to 2 years past due	496	52	7.4%	33	85
2 to 3 years past due	723	547	35.2%	62	609
Over 3 years past due	3,317	2,830	63.7%	310	3,140

Total	62,560	3,559		494	4,053

The carrying amounts of cash and cash equivalents, time deposits placed with banks, accounts receivable, other receivables and notes receivable included in the consolidated statement of financial position represent the Group’s maximum exposure to credit risk. No other financial assets carry a significant exposure to credit risk.

The Group has no significant concentration of credit risk.

(c) Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting obligations associated with financial liabilities.

In managing its liquidity risk, the Group has access to funding at market rates through equity and debt markets, including using undrawn committed borrowing facilities to meet foreseeable borrowing requirements.

Given the low level of gearing and continued access to funding, the Group believes that its liquidity risk is not material.

Analysis of the Group’s borrowings based on the remaining period at the date of the statement of financial position to the contractual maturity dates is presented in Note 29.

4.2 Capital management

The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern, optimize returns for owners and to minimize its cost of capital. In meeting its objectives of managing capital, the Group may issue new shares, adjust its debt levels or the mix between short-term and long-term borrowings.

The Group monitors capital on the basis of the gearing ratio which is calculated as interest-bearing borrowings / (interest-bearing borrowings + total equity). The gearing ratio at December 31, 2018 is 22.4% (December 31, 2017: 25.2%).

4.3 Fair value estimation

The methods and assumptions applied in determining the fair value of each class of financial assets and financial liabilities of the Group at December 31, 2018 and 2017 are disclosed in the respective accounting policies.

The carrying amounts of the following financial assets and financial liabilities approximate their fair value as all of them are short-term in nature: cash and cash equivalents, time deposits with maturities over three months but within one year, accounts receivable, other receivables, notes receivable, trade payables, other payables and short-term borrowings. The fair values of fixed rate long-term borrowings are likely to be different from their respective carrying amounts. Analysis of the fair values and carrying amounts of long-term borrowings is presented in Note 29.

The equity investments that are not held for trading are measured at fair value at the end of the reporting period. The fair value of such equity investments are mainly categorized into level 1 of the fair value hierarchy which are based on the unadjusted quoted prices in active markets for identical assets or liabilities as inputs used in the valuation techniques.